SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 1999


                                 Medtronic, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         1-7707                                                 41-0793183
(Commission File Number)                                      (IRS Employer
                                                           Identification No.)


                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 514-4000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On August 23, 1999, the Registrant issued a press release relating to first-quarter earnings. The full text of the press release is set forth in
Exhibit 99.1 which is attached hereto and incorporated in this Report as if fully set forth herein.

         On August 25, 1999, the Registrant issued a press release relating to a stock split and a cash dividend. The full text of the press release is set forth in Exhibit 99.2 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Press release dated August 23, 1999.
         Exhibit 99.2 Press release dated August 25, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDTRONIC, INC.



                                          By    /s/ Robert L. Ryan
Date:  August 25, 1999                         Robert L. Ryan
                                               Senior Vice President and Chief
                                               Financial officer

                                  EXHIBIT INDEX

                                 Medtronic, Inc.
                             Form 8-K Current Report
                              Dated August 25, 1999




Exhibit Number             Description

       99.1                         Press release dated August 23, 1999
       99.2                         Press release dated August 25, 1999